UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005

SUNESIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51531	94-3295878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

341 Oyster Point Boulevard
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 14, 2005, Sunesis Pharmaceuticals, Inc. (“Sunesis”) issued a press release announcing its financial results for the quarter ended September 30, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

This report contains forward-looking statements that involve substantial risks and uncertainties. Sunesis may not actually achieve the plans, intentions or expectations contained in such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations contained in such forward-looking statements. Sunesis does not assume any obligation to update any such forward-looking statements.

Item 9.01.  Financial Statements and Exhibits

Press release issued by Sunesis Pharmaceuticals, Inc., dated November 14, 2005.

* * * * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Date: November 14, 2005
	By:	/s/ERIC H. BJERKJHOLT
Eric H. Bjerkholt
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Sunesis Pharmaceuticals, Inc., dated November 14, 2005.